SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Procera Networks, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 29, 2014

Meeting Information

PROCERA NETWORKS, INC.

Meeting Type: Annual Meeting

For holders as of: April 03, 2014

Date: May 29, 2014

Time: 9:30 AM PDT

Location: 47448 Fremont Boulevard

Fremont, CA 94538

B A R C O D E

PROCERA NETWORKS, INC.

47448 Fremont Boulevard

Fremont, CA 94538

Investor Address Line 1

Investor Address Line 2

Investor Address Line 3

Investor Address Line 4

Investor Address Line 5

John Sample

1234 ANYWHERE STREET

ANY CITY, ON A1A 1A1

1 OF 2

12 15

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement 2. Form 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 15, 2014 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Internal Use Only

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Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

01 Scott McClendon 02 James F. Brear 03 Staffan Hillberg 04 Alan B. Lefkof 05 Mary Losty

06 Douglas Miller 07 Thomas Saponas 08 William Slavin

The Board of Directors recommends you vote FOR proposals 2 and 3.

2 Advisory vote to approve named executive officer compensation.

3 To ratify the selection of McGladrey LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2014.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. This proxy is governed by the laws of the State of Delaware.

B A R C O D E

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Broadridge Internal Use Only

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Reserved for Broadridge Internal Control Information

NAME

THE COMPANY NAME INC. - COMMON 123,456,789,012.12345

THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345

THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345

THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345

THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345

THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345

THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345

THE COMPANY NAME INC. - 401 K 123,456,789,012.12345

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

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